Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of Menarva Ltd. [Member]
$ in Thousands
Apr. 01, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ (129)
Customer relationships	2,750
Other long-term assets	194
Other long-term liabilities	(787)
Goodwill	3,477
Total assets acquired, net of acquired cash	$ 5,505